UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2019

Wesbanco, Inc.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	000-08467	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

WesBanco, Inc. issued a press release announcing that the Company's financial results for the third quarter of 2019 will be released after the market close on Wednesday, October 23, 2019.  Management will also host a conference call to discuss the Company's financial results for the third quarter of 2019 on Thursday, October 24, 2019 at 2:00 p.m. ET.

The press release is attached as Exhibit 99.1 to this report.

Item 8.01 Other Events

Additional Information about the Merger and Where to Find It

On July 23, 2019, WesBanco and WesBanco Bank, Inc. (“WesBanco Bank”) entered into an Agreement and Plan of Merger with Old Line Bancshares, Inc. (“Old Line”) and Old Line Bank, Inc. (“Old Line Bank”), pursuant to which Old Line will be merged with and into WesBanco, with WesBanco being the surviving company (the “Merger”), and Old Line Bank will be merged with and into WesBanco Bank, with WesBanco Bank the surviving bank.  In connection with the proposed merger, WesBanco filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 which was declared effective on September 23, 2019, that includes a proxy statement of Old Line and WesBanco and a prospectus of WesBanco, as well as other relevant documents concerning the proposed transaction.  SHAREHOLDERS OF WESBANCO, STOCKHOLDERS OF OLD LINE AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Proxy Statement/Prospectus dated September 23, 2019 was mailed to shareholders of WesBanco and stockholders of Old Line on or around September 25, 2019. The WesBanco shareholders meeting and the Old Line stockholders meeting are scheduled for October 29, 2019. In addition, the Registration Statement on Form S-4, which includes the Proxy Statements/Prospectus, and other related documents filed by WesBanco with the SEC, may be obtained for free at the SEC’s website at http://www.sec.gov, and from either WesBanco’s or Old Line’s website at http://www.wesbanco.com or http://www.oldlinebank.com, respectively.

Participants in the Solicitation

WesBanco and Old Line and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of WesBanco and the stockholders of Old Line in connection with the proposed merger. Information about the directors and executive officers of WesBanco is set forth in the proxy statement for WesBanco’s 2019 annual meeting of shareholders, as filed with the SEC on March 13, 2019 and as supplemented on April 5, 2019.  Information about the directors and executive officers of Old Line is set forth in the proxy statement for Old Line’s 2019 annual meeting of stockholders, as filed with the SEC on April 26, 2019.  Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of WesBanco shareholders or Old Line stockholders in connection with the proposed merger will be included in the Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC, WesBanco or Old Line using the website information above.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

WESBANCO SHAREHOLDERS AND OLD LINE STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits – 99.1 - Press release announcing the scheduled release of third quarter 2019 earnings and conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: October 3, 2019	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer